SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report ( Date of earliest event reported) May 13, 2003


                             Track Data Corporation
             (Exact Name of Registrant as specified in its Charter)

                                   22-3181095
                      (IRS Employer Identification Number)

                                     0-24634
                            (Commission File Number)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                      95 Rockwell Place, Brooklyn, New York
                    (Address of Principal Executives Offices)

                                      11217
                                   (Zip Code)


        Registrant's telephone number including Area Code: (718) 522-7373

ITEM 9. REGULATION FD DISCLOSURE

On May 13, 2003, Track Data Corporation issued a press release announcing its earnings release for the first quarter of 2003. A copy of this press release is attached as Exhibit 99.1.

This information, furnished under Item 9, Regulation FD Disclosure, is also intended to be furnished under Item 12, Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Track Data Corporation



                                           By:        /s/
                                               ------------------
                                               Martin Kaye
                                               COO, CFO

Date: May 13, 2003